                                                                   EXHIBIT 10.12

                            INCOME SECURITY AGREEMENT

      This INCOME SECURITY AGREEMENT is dated as of September 22, 2004 (the "Effective Date"), by and between Adams Laboratories, Inc., a Texas corporation, (the "Company") and David P. Becker ("Employee").

                                  INTRODUCTION

      Employee is a key management employee of the Company.

      The Company considers the establishment and maintenance of a sound and vital management team to be essential to protecting and enhancing the interests of the Company and its stockholders.

      The Company wishes to enhance its ability to retain able managers by providing them with the assurance of severance benefits in certain circumstances as provided herein.

      NOW, THEREFORE, in order to induce Employee to continue in the employment of the Company and in consideration of the mutual covenants herein contained, and other good and valuable consideration, the Company and Employee agree as follows:

                                    AGREEMENT

                                    ARTICLE 1
                   ENTITLEMENT UPON TERMINATION OF EMPLOYMENT

      1.1 Eligibility. Subject to Section 1.2 hereof, the Company shall pay Employee the payments and benefits in Article 2 hereof if:

            (a) The Company terminates Employee's employment without Cause, other than as a result of death or Disability; or

            (b) Employee resigns for Good Reason upon or within one year after a Change in Control.

      1.2 Release Required. As a condition to the Company's obligation to pay the payments and benefits pursuant to Article 2 hereof, Employee shall be required to comply with Article 4 hereof and to execute and not revoke within the revocation period provided therein, if applicable, a comprehensive release, covenant not to sue, noncompetition, nonsolicitation, and non-disparagement agreement from Employee in favor of the Company, its executives, officers, directors, affiliates, and all related parties, in substantially the form as is attached as Exhibit A hereto, including such modifications as the Company may in its sole discretion require to cause such agreement to be enforceable.

                                    ARTICLE 2
                          COMPENSATION UPON TERMINATION

      2.1 Severance Benefits. If Employee is entitled to payment and benefits pursuant to Article 1, the Company shall pay or provide Employee the following:

            (a) base salary for the period from the beginning of the payroll period immediately before the Date of Termination through the Date of Termination at the highest rate in effect within the one hundred eighty days before the Date of Termination;

            (b) one year of annual base salary at the highest rate in effect within the one hundred eighty days before the Date of Termination, payable in substantially equal installments no less frequently than monthly over a twelve-month period, commencing promptly following the Date of Termination;

            (c) any annual bonus awarded by the Compensation Committee for any previously completed fiscal year but unpaid as of the Date of Termination;

            (d) Company paid premiums for group health plan coverage for the benefit of Employee, Employee's spouse and dependents for one year following the Date of Termination, to the extent Employee elects and he, his spouse and dependents are eligible for COBRA continuation coverage for such period; and

            (e) the benefits of the indemnification provided by the Company's certificate of incorporation, bylaws, or otherwise, and in the event of a Change in Control, such indemnification shall be no less favorable to Employee as provided by the Company's certificate of incorporation, bylaws, or otherwise, immediately before the Change in Control, and any changes subject to a Change in Control to the certificate of incorporation, bylaws, or otherwise reducing the indemnification granted to such Employee shall not affect the rights granted hereunder.

      2.2 No Mitigation. The amount of any payment provided for in this Article shall not be reduced, offset or subject to recovery by the Company by reason of any compensation earned by Employee as the result of employment by another employer after the Date of Termination or otherwise.

      2.3 Offset. The payments and benefits hereunder shall be offset by any severance benefits payable to Employee under any other severance plan, program or arrangement.

                                    ARTICLE 3
                           LIMITATION ON COMPENSATION

      3.1 Parachute Payment Limitation. If any of the payments or benefits payable to Employee under this Agreement plus, if any, any other payments or benefits to which Employee is also entitled, are subject to an excise tax under
Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code") or any successor section thereto, the Company shall pay Employee either (a) all payments and benefits under the Agreement and all other payments and benefits to which he is entitled, or (b) the amount of the payments and benefits under this Agreement and all other payments and benefits to which he is entitled, reduced to the minimum extent necessary to cause no excise tax to be incurred, whichever results in Employee retaining a greater after-tax amount.

      3.2 Auditor's Determination. All determinations required to be made under this Article shall be made by the independent outside certified public accounting firm last used by the Company before the event described in Code
Section 280G giving rise to the excise tax, or such other certified public accounting firm as the parties shall mutually agree, which auditors shall provide detailed supporting calculations to the Company and Employee. In computing taxes, the auditors shall use the highest marginal federal, state and local income tax rates applicable to Employee and shall assume the phase out of personal exemptions and personal deductions to the extent projected to be applicable to Employee for purposes of computing federal income tax liability.

                                    ARTICLE 4
                      PROTECTION OF PROPRIETARY INFORMATION

      4.1 Conditions of Payment and Benefits. The Company's obligation to pay the payments and benefits under Article 2 is contingent upon Employee's compliance with his obligations under this Article, and if Employee breaches any provision of this Article, he shall be required to repay all such payments and benefits; provided, however, this shall not limit the Company's other available legal or equitable remedies, including without limitation the Company's right to seek specific performance of the obligations set forth herein.

      4.2 Noncompetition. As an inducement for the Company to enter into this Agreement and to pay the severance payments and benefits to which Employee would not otherwise be entitled, and to protect the confidential and proprietary information and client relationships developed by the Company the parties agree as follows:

            (a) For a period of one year from the Date of Termination, Employee will not, directly engage or invest in, own, manage, operate, finance, control or participate in the ownership, management, operations, financing or control of, lend his name or any similar or any similar name to, lend his credit to, or render services or advice to any business, other than the Company, with regard to products or activities that include the manufacture or sale of respiratory pharmaceuticals which are competitive with the products of the Company or any Company subsidiary (including products in development or under consideration by the Company during Employee's employment) (such competitive products being referred to collectively, as "Respiratory Pharmaceutical Business") anywhere in the United States; provided, however, that Employee may purchase or otherwise acquire up to (but not more than) four percent of any class of securities of any enterprise (but without otherwise) participating in the activities of such enterprise) if such securities are listed on any national or regional securities exchange or have been registered under Section 12(g) of the Securities Exchange Act of 1934, as amended. Employee agrees that this covenant is reasonable with respect to its duration, geographical area, and scope.

            (b) For a period of one year following the Date of Termination, Employee further agrees that he will not, directly or indirectly, either for himself or any other person, (i) induce or attempt to induce any employee of the Company or any Company subsidiary, with whom Employee had material contact during his employment, to leave the employ of the Company or any Company subsidiary, (ii) in any way interfere with the relationship between the Company or any Company subsidiary and any former, current or future employee of the

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      Company or any Company subsidiary, (iii) employ, or otherwise engage as an employee, independent contractor, or otherwise, any former, current or future employee of the Company or any Company subsidiary to cease doing business with the Company or any Company subsidiary, or in any way interfere with the relationship between any former, current or future customer, supplier, licensee, or business relation of the company or any Company subsidiary.

            (c) For a period of one year following the Date of Termination, Employee further agrees that he will not, directly or indirectly, either for himself or any other person, in competition with the Company, solicit the Respiratory Pharmaceutical Business of any customer of the Company or any Company subsidiary with whom Employee had material contact during his employment with the Company.

      4.3 Confidentiality. All Confidential Information and Trade Secrets and all physical embodiments thereof received or developed by Employee while employed by the Company are confidential to and are and will remain the sole and exclusive property of the Company. Employee will hold such Confidential Information and Trade Secrets in trust and strictest confidence, and will not use, reproduce, distribute, disclose or otherwise disseminate the Confidential Information and Trade Secrets or any physical embodiments thereof and may in no event take any action causing or fail to take the action necessary in order to prevent, any Confidential Information and Trade Secrets disclosed to or developed by Employee to lose its character or cease to qualify as Confidential Information or Trade Secrets.

      4.4 Return of Company Property. Upon request by the Company, provided that the Company shall act in good faith and adhere to a reasonableness standard in the evaluation of Employee's compliance with this provision, Employee will promptly deliver to the Company all property belonging to the Company, including, without limitation, all Confidential Information and Trade Secrets (and all embodiments thereof) then in Employee's custody, control or possession.

      4.5 Survival. The covenants of confidentiality set forth herein will apply to any Confidential Information and Trade Secrets disclosed by the Company or developed by Employee prior to or after the date hereof. The covenants restricting the use of Confidential Information will continue for a period of three years following the Date of Termination. The covenants restricting the use of Trade Secrets will continue following the Date of Termination for so long as permitted by applicable law.

                                    ARTICLE 5
                             SUCCESSORS AND ASSIGNS

      5.1 No Assignment by Employee. Employee may not assign this Agreement. This Agreement shall inure to the benefit of and be enforceable by Employee's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees, and legatees. If Employee should die while any amount would still be payable hereunder if Employee had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to Employee's estate.

      5.2 Assignment by the Company. The Company may assign this Agreement only to any entity which acquires all or substantially all of the Company's assets or to any entity which acquires all or substantially all of the Company's business including without limitation by way of stock sale. The permitted assignment of this Agreement by the Company shall be a novation and in the event of such assignment, Adams Laboratories, Inc. shall cease to have any obligations hereunder and Employee's rights shall be solely with respect to the assignee. In such event, the assignee shall be deemed to be the "Company" for purposes of this Agreement and Employee shall not be deemed to have terminated employment from the Company until Employee shall have terminated employment from the assignee.

                                    ARTICLE 6
                               GENERAL PROVISIONS

      6.1 Termination and Amendment. This Agreement may be terminated or amended only by mutual agreement of the Company and Employee, provided, however, that this Agreement shall expire upon Employee's employment termination under circumstances not entitling him to payments and benefits hereunder, or if Employee is entitled to payment and benefits hereunder, upon the Company satisfying all of its obligations hereunder. The provisions of Article 4 hereof shall survive termination or expiration of this Agreement.

      6.2 Taxes. All payments to be made to Employee under this Agreement will be subject to required withholding for taxes.

      6.3 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey without regard to principles of choice of laws.

      6.4 Notice. For purposes of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or five days after being mailed by United States registered or certified mail, return receipt requested, postage prepaid and addressed, in the case of the Company, to the addresses set forth below or, in the case of Employee, to the address set forth below Employee's signature, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt.

          Send notice to:  General Counsel
                           Adams Laboratories, Inc.
                           Colonial Court
                           409 Main Street
                           Chester, New Jersey 07930-2526

          With a copy to:  Secretary of the Company
                           Adams Laboratories, Inc.
                           Colonial Court
                           409 Main Street
                           Chester, New Jersey 07930-2526

      6.5 Severability. The invalidity and unenforceability of any particular provision of this Agreement shall not affect any other provision of this Agreement, and the Agreement shall be construed in all respects as if the invalid or unenforceable provision were omitted.

      6.6 Miscellaneous. No provision of this Agreement may be modified, waived or discharged unless such modification, waiver or discharge is agreed to in a writing signed by Employee and a duly authorized officer of the Company. No waiver by a party hereto at any time of any breach by the other party hereto of, or of compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement.

      6.7 DISPUTE RESOLUTION. ANY DISPUTE OR CONTROVERSY ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT SHALL BE SETTLED EXCLUSIVELY BY ARBITRATION IN THE STATE OF NEW JERSEY IN ACCORDANCE WITH THE RULES OF THE AMERICAN ARBITRATION ASSOCIATION ("AAA"), WITHOUT APPLICATION OF ANY SUPPLEMENTARY RULES PROMULGATED BY THE AAA. JUDGMENT MAY BE ENTERED ON THE ARBITRATORS' AWARD IN ANY COURT HAVING JURISDICTION OVER THE PARTIES AND EACH PARTY CONSENTS TO THE JURISDICTION OF THE COURT OF THE STATE OF NEW JERSEY FOR SUCH PURPOSE. AFTER A CHANGE IN CONTROL, IN THE EVENT EMPLOYEE PREVAILS IN WHOLE OR IN PART IN SUCH PROCEEDING, THE COMPANY SHALL PAY EMPLOYEE'S REASONABLE FEES AND EXPENSES INCURRED IN CONNECTION WITH SUCH DISPUTE OR CONTROVERSY (INCLUDING WITHOUT LIMITATION, REASONABLE ATTORNEYS' FEES AND EXPENSES) AND ALL COSTS OF THE ARBITRATION. NOTWITHSTANDING THE FOREGOING, THE COMPANY MAY SEEK RELIEF IN A COURT OF LAW OR EQUITY SEEKING EQUITABLE RELIEF IN THE EVENT OF ANY BREACH OF ARTICLE 4 BY EMPLOYEE. BY THIS PROVISION IT IS THE INTENT OF EACH PARTY TO WAIVE ANY RIGHT TO A JURY TRIAL ON ANY DISPUTE OR CONTROVERSY ARISING UNDER OR IN CONJUNCTION WITH THIS AGREEMENT.

EMPLOYEES INITIALS:  /s/ DB
                     ------
ON BEHALF OF THE COMPANY:  /s/ MV
                           ------

                                    ARTICLE 7
                                   DEFINITIONS

      7.1 Cause means "Cause" as defined in any employment agreement between the Company and Employee or, if none:

            (a) willful refusal by Employee to follow a lawful direction of his supervisor or the Board of Directors of the Company, provided the direction is not materially inconsistent with the duties or responsibilities of Employee's job position of the Company, which refusal continues after his supervisor or the Board of Directors has given written notice of Employee's failure to follow the direction;

            (b) willful misconduct or reckless disregard by Employee of his duties or of the interest or property of the Company;

            (c) Employee's breach of the covenants set forth in Article 4 of this Agreement;

            (d) any act by Employee of fraud, material misappropriation, significant dishonesty, or act involving moral turpitude;

            (e) commission by Employee of a felony; or

            (f) Employee's addiction to the use of drugs or alcohol, or Employee's intoxication with alcohol or illegal drugs while on the Company's premises or in the performance of Employee's duties.

      7.2 Change in Control means and includes the occurrence of any one of the following events but shall specifically exclude a Public Offering:

            (a) the acquisition by any Person or Persons (other than any Person owning equity securities representing more than ten percent of the value or voting power of the Company's equity securities as of the Effective Date or any employee benefit plan of the Company) acting in concert of equity securities of the Company if, after the transaction, the acquiring Person or Persons own, control, or hold equity securities representing more than fifty percent of the value or voting power of the Company's outstanding equity securities;

            (b) a reorganization, merger, share exchange combination or consolidation, with respect to which persons who were the stockholders of the Company immediately prior to such reorganization, merger, share exchange combination or consolidation do not, immediately thereafter, own equity securities of the survivor representing more than fifty percent of the value or voting power of the survivor's outstanding equity securities; or

            (c) the sale, transfer or assignment of all or substantially all of the assets of the Company other than to a company that is controlling, controlled by, or under common control with the Company.

      7.3 Confidential Information means data and information relating to the business of the Company or an affiliate (which does not rise to the status of a Trade Secret) which is or has been disclosed to Employee or of which Employee became aware as a consequence of or through his relationship to the Company or an affiliate and which has value to the Company or an affiliate and is not generally known to its competitors. Confidential Information shall not include any data or information that has been voluntarily disclosed to the public by the Company or an affiliate (except where such public disclosure has been made by Employee without authorization) or that has been independently developed and disclosed by others, or that otherwise enters the public domain through lawful means without breach of any obligations of confidentiality owed to the Company or any of its affiliates.

      7.4 Date of Termination means the effective date of Employee's termination of employment from the Company and all of its subsidiaries.

      7.5 Disability has the meaning assigned such term in the Company's long-term disability plan, from time to time in effect, or if none, an illness or injury of Employee which results in Employee's inability to perform, with reasonable accommodation, the essential duties of his employment for the Company for at least one hundred eighty days in a twelve-month period.

      7.6 Good Reason means, without Employee's written consent:

            (a) any reduction by the Company in the rate of, or failure to pay at least monthly, Employee's annual base salary; or

            (b) a material reduction in Employee's level of responsibility, position (including status, office, title, reporting relationships or working conditions), authority or duties.

      An event described above shall constitute "Good Reason" only if Employee gives notice to the Company of the occurrence of the event within thirty days after the occurrence of the event, within fifteen days thereafter the Company shall fail to remedy fully the event, and Employee shall resign within sixty days after the Company's failure to timely remedy such event.

      7.7 Person means any individual, corporation, partnership, group, association or other person, as such term is used in Section 14(d) of the Securities Exchange Act of 1934, as amended.

      7.8 Public Offering shall mean a public offering of any class or series of the Company's equity securities pursuant to a registration statement filed by the Company under the Securities Act of 1933, as amended.

      7.9 Trade Secrets means information including, but not limited to, technical or nontechnical data, formulae, patterns, compilations, programs, devices, methods, techniques, drawings, processes, financial data, financial plans, product plans or lists of actual or potential customers or suppliers which (a) derives economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from its disclosure or use, and (b) is the subject of efforts that are reasonable under the circumstances to maintain its secrecy. Without limiting the foregoing, Trade Secret means any item of confidential information that constitutes a "trade secret(s)" under the common law or statutory law of the State of New Jersey.

      This Agreement may be executed in several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

                                           ADAMS LABORATORIES, INC.

                                           By: /s/ Michael J. Valentino
                                               ---------------------------------

                                           Title: President & CEO
                                                  ------------------------------

                                           EMPLOYEE /s/ David Becker
                                                    ----------------------------

                                           Address:
                                                    ----------------------------

                                           -------------------------------------

                                           -------------------------------------

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

                                    EXHIBIT A

                         RELEASE, AGREEMENT PURSUANT TO
                            INCOME SECURITY AGREEMENT

      This Agreement (this "Agreement") is made this ___ day of _____, 200_, by ADAMS LABORATORIES, INC. (the "Employer") and ________________ (the "Employee").

                                  Introduction

      Employee and the Employer entered into an Income Security Agreement dated ________, 2004 (the "Income Security Agreement").

      The Income Security Agreement requires that as a condition to the Employer's obligation to pay payments and benefits under the Income Security Agreement (the "Severance Benefits"), Employee must provide a release and agree to certain other conditions as provided herein.

      NOW, THEREFORE, the parties agree as follows:

1. [FOR EMPLOYEE UNDER AGE 40: THE EFFECTIVE DATE OF THIS AGREEMENT SHALL BE THE DATE ON WHICH EMPLOYEE SIGNS THIS AGREEMENT ("THE EFFECTIVE DATE"), AT WHICH TIME THIS AGREEMENT SHALL BE FULLY EFFECTIVE AND ENFORCEABLE.]

      [FOR EMPLOYEE AGE 40 AND OVER OR GROUP TERMINATION OF EMPLOYEES AGE 40 AND
      OVER: EMPLOYEE HAS BEEN OFFERED [TWENTY-ONE (21) DAYS] [FORTY-FIVE (45) DAYS IF GROUP TERMINATION] FROM RECEIPT OF THIS AGREEMENT WITHIN WHICH TO CONSIDER THIS AGREEMENT. THE EFFECTIVE DATE OF THIS AGREEMENT SHALL BE THE DATE EIGHT (8) DAYS AFTER THE DATE ON WHICH EMPLOYEE SIGNS THIS AGREEMENT ("THE EFFECTIVE DATE"). FOR A PERIOD OF SEVEN (7) DAYS FOLLOWING EMPLOYEE'S EXECUTION OF THIS AGREEMENT, EMPLOYEE MAY REVOKE THIS AGREEMENT, AND THIS AGREEMENT SHALL NOT BECOME EFFECTIVE OR ENFORCEABLE UNTIL SUCH SEVEN (7) DAY PERIOD HAS EXPIRED. EMPLOYEE MUST COMMUNICATE THE DESIRE TO REVOKE THIS AGREEMENT IN WRITING. EMPLOYEE UNDERSTANDS THAT HE OR SHE MAY SIGN THE AGREEMENT AT ANY TIME BEFORE THE EXPIRATION OF THE [TWENTY-ONE (21) DAY] [FORTY-FIVE (45) DAY] REVIEW PERIOD. TO THE DEGREE EMPLOYEE CHOOSES NOT TO WAIT [TWENTY-ONE (21) DAYS] [FORTY-FIVE (45) DAYS] TO EXECUTE THIS AGREEMENT, IT IS BECAUSE EMPLOYEE FREELY AND UNILATERALLY CHOOSES TO EXECUTE THIS AGREEMENT BEFORE THAT TIME. EMPLOYEE'S SIGNING OF THE AGREEMENT TRIGGERS THE COMMENCEMENT OF THE SEVEN (7) DAY REVOCATION PERIOD.]

2. In exchange for Employee's execution of this Agreement and in full and complete settlement of any and all claims, the Employer will provide Employee with the Severance Benefits.

3.    [FOR EMPLOYEE AGE 40 OR OVER OR GROUP TERMINATION OF EMPLOYEES AGE 40 AND
      OVER: EMPLOYEE ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT IS IN COMPLIANCE WITH THE AGE DISCRIMINATION IN EMPLOYMENT ACT AND THE OLDER WORKERS BENEFIT PROTECTION ACT AND THAT THE RELEASES SET FORTH IN THIS AGREEMENT SHALL BE APPLICABLE, WITHOUT LIMITATION, TO ANY CLAIMS BROUGHT UNDER THESE ACTS.]

      The release given by Employee in this Agreement is given solely in exchange for the consideration set forth in this Agreement and such consideration is in addition to anything of value that Employee was entitled to receive prior to entering into this Agreement.

      Employee has been advised to consult an attorney prior to entering into this Agreement [FOR EMPLOYEE AGE 40 OR OVER OR GROUP TERMINATION OF EMPLOYEES AGE 40 AND OVER: AND THIS PROVISION OF THE AGREEMENT SATISFIES THE REQUIREMENT OF THE OLDER WORKERS BENEFIT PROTECTION ACT THAT EMPLOYEE BE SO ADVISED IN WRITING].

      [FOR UNDER AGE 40: EMPLOYEE HAS BEEN OFFERED AN AMPLE OPPORTUNITY FROM RECEIPT OF THIS AGREEMENT WITHIN WHICH TO CONSIDER THIS AGREEMENT.]

      By entering into this Agreement, Employee does not waive rights or claims that may arise after the date this Agreement is executed.

4. [FOR GROUP TERMINATION OF EMPLOYEES AGE 40 AND OVER: THE EMPLOYER HAS ________________________________________________ [THE EMPLOYER TO DESCRIBE
      CLASS, UNIT, OR GROUP OF INDIVIDUALS COVERED BY TERMINATION PROGRAM, ANY ELIGIBILITY FACTORS, AND TIME LIMITS APPLICABLE] AND SUCH EMPLOYEES COMPRISE THE "DECISIONAL UNIT." ATTACHED AS "ATTACHMENT 1" TO THIS AGREEMENT IS A LIST OF AGES AND JOB TITLES OF PERSONS IN THE DECISIONAL UNIT WHO WERE AND WHO WERE NOT SELECTED FOR TERMINATION AND THE OFFER OF CONSIDERATION FOR SIGNING THE AGREEMENT.]

5. This Agreement shall in no way be construed as an admission by the Employer that it has acted wrongfully with respect to Employee or any other person or that Employee has any rights whatsoever against the Employer. The Employer specifically disclaims any liability to or wrongful acts against Employee or any other person on the part of itself, its employees or its agents.

6. As a material inducement to the Employer to enter into this Agreement, Employee hereby irrevocably releases the Employer and each of the owners, stockholders, predecessors, successors, directors, officers, employees, representatives, attorneys, affiliates (and agents, directors, officers, employees, representatives and attorneys of such affiliates) of the Employer and all persons acting by, through, under or in concert with them (collectively the "Releasees"), from any and all charges, claims, liabilities, agreements, damages, causes of action, suits, costs, losses, debts and expenses (including attorneys' fees and costs actually incurred) of any nature whatsoever, known or unknown, including, but not limited to, rights arising out of alleged violations of any contracts, express or implied, any covenant of good faith and fair dealing, express or implied, or any tort, or any legal restrictions on the Employer's right to terminate employees, or any federal, state or other governmental statute, regulation, or ordinance, including, without limitation: (1) Title VII of the Civil Rights Act of 1964, as amended by the Civil Rights Act of 1991 (race, color, religion, sex, and national origin discrimination); (2) the Employee Retirement Income Security Act ("ERISA"); (3) 42 U.S.C.
      Section 1981 (discrimination); (4) the Americans with Disabilities Act (disability discrimination); (5) the Equal Pay Act; [FOR EMPLOYEE AGE 40 OR OVER OR GROUP TERMINATION OF EMPLOYEES AGE 40 AND OVER: (6) THE AGE DISCRIMINATION IN EMPLOYMENT ACT; (7) THE OLDER WORKERS BENEFIT PROTECTION ACT;] (6) Executive Order 11246 (race, color, religion, sex, and national origin discrimination); (7) Executive Order 11141 (age discrimination);
      (8) Section 503 of the Rehabilitation Act of 1973 (disability discrimination);

      (9) negligence; (10) negligent hiring and/or negligent retention; (11) intentional or negligent infliction of emotional distress or outrage; (12) defamation; (13) interference with employment; (14) wrongful discharge;
      (15) invasion of privacy; or (16) violation of any other legal or contractual duty arising under the laws of the State of New Jersey or the laws of the United States ("Claim" or "Claims"), which Employee now has, or claims to have, or which Employee at any time heretofore had, or claimed to have, or which Employee at any time hereinafter may have, or claim to have, against each or any of the Releasees, in each case as to acts or omissions by each or any of the Releasees occurring up to and including the Effective Date.

7.    The release in the preceding paragraph of this Agreement does not apply to
      (a) all benefits and awards (including without limitation cash and stock components) which pursuant to the terms of any compensation or benefit plans, programs, or agreements of the Employer are earned or become payable, but which have not yet been paid, and (b) pay for accrued but unused vacation that the Employer is legally obligated to pay Employee, if any, and only if the Employer is so obligated, (c) unreimbursed business expenses for which Employee is entitled to reimbursement under the Employer's policies, and (d) any rights to indemnification that Employee has from the Employer or under any directors and officers or other insurance policy the Employer maintains.

8. Employee promises that he will not make statements detrimental to the interests of any of the Releasees or engage in activities detrimental to any of the Releasees. Employee agrees not to make any statements about any of the Releasees to the press (including without limitation any newspaper, magazine, radio station or television station) without the prior written consent of the Employer. The obligations set forth in the two immediately preceding sentences will expire two years after the Effective Date. Employee will also cooperate with the Employer and its affiliates if the Employer requests Employee's testimony. To the extent practicable and within the control of the Employer, the Employer will use reasonable efforts to schedule the timing of Employee's participation in any such witness activities in a reasonable manner to take into account Employee's then current employment, and will pay the reasonable documented out-of-pocket expenses that the Employer pre-approves and that Employee incurs for travel required by the Employer with respect to those activities.

9. Employee agrees not to disclose the existence or terms of this Agreement or the Income Security Agreement to anyone. However, Employee may disclose them to a member of his immediate family or legal or financial advisors if necessary and on the condition that the family member or advisor similarly does not disclose these terms to anyone. Employee understands that he will be responsible for any disclosure by a family member or advisor as if he had disclosed it himself. This restriction does not prohibit Employee's disclosure of this Agreement or its terms to the extent necessary during a legal action to enforce this Agreement or to the extent Employee is legally compelled to make a disclosure. However, Employee will notify the Employer promptly upon becoming aware of that legal necessity and provide it with reasonable details of that legal necessity.

10. Employee has not filed or caused to be filed any lawsuit, complaint or charge with respect to any Claim he releases in this Agreement. Employee promises never to file or pursue a lawsuit, complaint or charge based on any Claim released by this Agreement, except that Employee may participate in an investigation or proceeding conducted by an agency of the United States Government or of any state. Employee also has not assigned or transferred any claim he is releasing, nor has he purported to do so. [FOR GROUP TERMINATION OF EMPLOYEES AGE 40 AND OVER: EMPLOYEE COVENANTS AND AGREES NOT TO INSTITUTE, OR PARTICIPATE IN ANY WAY IN ANYONE ELSE'S ACTIONS INVOLVED IN INSTITUTING, ANY ACTION AGAINST ANY OF THE MEMBERS OF THE DECISIONAL UNIT WITH RESPECT TO ANY CLAIM RELEASED HEREIN.]

11. Employee acknowledges that if Employee breaches any of the conditions set forth herein or in Article 4 of the Income Security Agreement, Employee shall not be entitled to any of the Severance Benefits, and shall be obligated to return to Employer upon demand an amount equal to all Severance Benefits that Employee has received, and reimburse Employer for any legal fees incurred in connection with the breach or enforcement of these provisions, but this shall not limit any other remedies available to the Employer.

12. The Employer and Employee agree that the terms of this Agreement shall be final and binding and that this Agreement shall be interpreted, enforced and governed under the laws of the State of New Jersey. The provisions of this Agreement can be severed, and if any part of this Agreement is found to be unenforceable, the remainder of this Agreement will continue to be valid and effective.

13. This Agreement sets forth the entire agreement between the Employer and Employee and fully supersedes any and all prior agreements or understandings, written and/or oral, between the Employer and Employee pertaining to the subject matter of this Agreement.

14. Employee is solely responsible for the payment of any fees incurred as the result of an attorney reviewing this agreement. In any litigation concerning the validity or enforceability of this contract or in any litigation to enforce the provisions of this contract, the prevailing party shall be entitled to recover reasonable attorneys' fees and costs, including court costs and expert witness fees and costs.

Employee's signature below indicates Employee's understanding and agreement with all of the terms in this Agreement.

Employee should take this Agreement home and carefully consider all of its provisions before signing it. [FOR EMPLOYEE AGE 40 OR OVER OR GROUP TERMINATION OF EMPLOYEES AGE 40 AND OVER: EMPLOYEE MAY TAKE UP TO [TWENTY-ONE (21) DAYS] [FORTY-FIVE (45) DAYS IF GROUP TERMINATION] TO DECIDE WHETHER EMPLOYEE WANTS TO ACCEPT AND SIGN THIS AGREEMENT. ALSO, IF EMPLOYEE SIGNS THIS AGREEMENT, EMPLOYEE WILL THEN HAVE AN ADDITIONAL SEVEN (7) DAYS IN WHICH TO REVOKE EMPLOYEE'S ACCEPTANCE OF THIS AGREEMENT AFTER EMPLOYEE HAS SIGNED IT. THIS AGREEMENT WILL NOT BE EFFECTIVE OR ENFORCEABLE, NOR WILL ANY CONSIDERATION BE PAID, UNTIL AFTER THE SEVEN (7) DAY REVOCATION PERIOD HAS EXPIRED.] Again, Employee is free and encouraged to discuss the contents and advisability of signing this Agreement with an attorney of Employee's choosing.

EMPLOYEE SHOULD READ CAREFULLY. THIS AGREEMENT INCLUDES A RELEASE OF ALL KNOWN AND UNKNOWN CLAIMS. EMPLOYEE IS STRONGLY ADVISED TO CONSULT WITH AN ATTORNEY BEFORE EXECUTING THIS DOCUMENT.

      IN WITNESS WHEREOF, Employee and the Employer have executed this agreement effective as of the date first written above.

                                           EMPLOYEE
                                           _____________________________________
                                           Print Name
                                           _____________________________________
                                           Signature

                                           _____________________________________
                                           Date Signed

                                           ADAMS LABORATORIES, INC.

                                           By:__________________________________

                                           Title:_______________________________

                                  ATTACHMENT I

         [INSERT DESCRIPTIVE NAME OF DECISIONAL UNIT FROM THE AGREEMENT]

                   EMPLOYEES COMPRISING THE "DECISIONAL UNIT"

     JOB TITLE:          AGE:       PARTICIPATING:  NOT PARTICIPATING:
------------------  --------------  --------------  ------------------
__________________  ______________  ______________  ___________________
__________________  ______________  ______________  ___________________
__________________  ______________  ______________  ___________________
__________________  ______________  ______________  ___________________
__________________  ______________  ______________  ___________________
__________________  ______________  ______________  ___________________
__________________  ______________  ______________  ___________________
__________________  ______________  ______________  ___________________
__________________  ______________  ______________  ___________________
__________________  ______________  ______________  ___________________
__________________  ______________  ______________  ___________________
__________________  ______________  ______________  ___________________
__________________  ______________  ______________  ___________________
__________________  ______________  ______________  ___________________
__________________  ______________  ______________  ___________________
__________________  ______________  ______________  ___________________
__________________  ______________  ______________  ___________________
__________________  ______________  ______________  ___________________
__________________  ______________  ______________  ___________________
__________________  ______________  ______________  ___________________
__________________  ______________  ______________  ___________________
__________________  ______________  ______________  ___________________
__________________  ______________  ______________  ___________________
__________________  ______________  ______________  ___________________
__________________  ______________  ______________  ___________________
__________________  ______________  ______________  ___________________
__________________  ______________  ______________  ___________________
__________________  ______________  ______________  ___________________
__________________  ______________  ______________  ___________________
__________________  ______________  ______________  ___________________
__________________  ______________  ______________  ___________________
__________________  ______________  ______________  ___________________
__________________  ______________  ______________  ___________________
__________________  ______________  ______________  ___________________
__________________  ______________  ______________  ___________________
__________________  ______________  ______________  ___________________